                      STANDARD OFFER, AGREEMENT AND ESCROW
                    INSTRUCTIONS FOR PURCHASE OF REAL ESTATE
                                (Non-Residential)
                  American Industrial Real Estate Association

                                                          April 26, 2004
                                                   -----------------------------
                                                   (Date for Reference Purposes)

1. BUYER

         1.1 Sung Ho Choi and/or his assignee, ("BUYER") hereby offers to purchase the real property, hereinafter described, from the owner thereof ("SELLER") (collectively, the "PARTIES" or individually, a "PARTY"), through an escrow ("ESCROW") to close on or before 60 days from the date of purchase agreement ("EXPECTED CLOSING DATE") to be held by ___________________ ("ESCROW HOLDER") whose address is 19191 S Vermont Ave., Suite 1010, Torrance, CA 80502, Phone No. 310-769-8648, Facsimile No. 310-789-5821 upon the terms and conditions set forth in this agreement ("AGREEMENT"). Buyer shall have the right to assign Buyer's rights hereunder, but any such assignment shall not relieve Buyer of Buyer's obligations herein unless Seller expressly releases Buyer.

         1.2 The term "DATE OF AGREEMENT" as used herein shall be the date when by execution and delivery (as defined in paragraph 20.2) of this document or a subsequent counteroffer thereto, Buyer and Seller have reached agreement in writing whereby Seller agrees to sell, and Buyer agrees to purchase, the Property upon terms accepted by both Parties.

2. PROPERTY

         2.1 The real property ("PROPERTY") that is the subject of this offer consists of (insert a brief physical description) an approximately 18,700 square feet of office building situated on approximately 50,400 square feet of land, is located in the City of Cerritos, County of Los Angeles, State of California, is commonly known by the street address of 12641 166th, St. Cerritos, CA 90700 and is legally described as: to be furnished in escrow (APN: 7010-016-048).

         2.2 If the legal description of the Property is not complete or is inaccurate, this Agreement shall not be invalid and the legal description shall be completed or corrected to meet the requirements of Lawyer's Title-Grey Colley ("TITLE COMPANY"), which shall issue the title policy hereinafter described.

         2.3 The Property includes, at no additional cost to Buyer, the permanent improvements thereon, including those items which pursuant to applicable law are a part of the Property, as well as the following items, if any, owned by Seller and at present located on the Property: electrical distribution systems (power panel, fuse ducting, conduits, disconnects, lighting fixtures); telephone distribution systems (lines, jacks and connections only); space heaters; heating, ventilating, air conditioning equipment ("HVAC"); air lines; fire sprinkler systems; security and fire detection systems; carpets; window coverings; wall coverings; and NA (collectively, the "IMPROVEMENTS").

         2.4 The fire sprinkler monitor: [X] is owned by Seller and included in the Purchase Price, or [ ] is leased by Seller, and Buyer will need to negotiate a new lease with the fire monitoring company.

         2.5 Except as provided in Paragraph 2.3, the Purchase Price does not include Seller's personal property, furniture and furnishings, and __________ _____________________________ all of which shall be removed by Seller prior to Closing.

3. PURCHASE PRICE

         3.1 The purchase price ("PURCHASE PRICE") to be paid by Buyer to Seller for the Property shall be $2,942,000.00, payable as follows:

                    (a)   Cash down payment, including the Deposit as defined in
                          paragraph 4.3 (or if an all cash transaction, the
                          Purchase Price):                                                              $ 1,000,000.00
                                                                                                        --------------

(Strike if not
applicable)         (b)   Amount of "New Loan" as defined in paragraph 5.1, if any:                     $ 1,942,000.00
                                                                                                        --------------

                    (c)   Buyer shall take title to the Property subject to and/or
                          assume the following existing deed(s) of trust ("EXISTING DEED(S)
                          OF TRUST") securing the existing promissory note(s)
                          ("EXISTING NOTE(S)"):

                          (i)  An Existing Note ("FIRST NOTE") with an unpaid principal
                               balance as of the Closing of approximately:                              $
                               Said First Note is payable at $ _________ per month,                     --------------
(Strike if not                 including interest at the rate of _______% per annum
applicable)                    until paid (and/or the entire unpaid balance is
                               due on  _____________) .

                          (ii) An Existing Note ("SECOND NOTE") with an unpaid
                               principal balance as of the Closing of approximately:                    $
                               Said Second Note is payable at $ ________ per                            --------------
                               month, including interest at the rate of _____% per annum
                               until paid (and/or the entire unpaid balance is due
                               on _______________) .

                    (d)   Buyer shall give Seller a deed of trust ("PURCHASE MONEY
                          DEED OF TRUST") on the Property, to secure the
                          promissory note of Buyer to Seller described in Paragraph 5
                          ("PURCHASE MONEY NOTE") in the amount of:                                     $
                                                                                                        --------------
                           Total Purchase Price:                                                        $  2,942,00.00
                                                                                                        --------------


         3.2 If Buyer is taking title to the Property subject to, or assuming, an Existing Deed of Trust and such deed of trust permits the beneficiary to demand payment of fees including, but not limited to, points, processing fees, and appraisal fees and condition to the transfer of the Property. Buyer agrees to pay such fees up to a maximum of 1.5% of the unpaid principal balance of the applicable Existing Note.


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(C)  2000 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION         FORM OFA-
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4. DEPOSITS.

         4.1 [ ] Buyer has delivered to Broker a check in the sum of $ N/A, payable to Escrow Holder, to be held by Broker until both Parties have executed this Agreement and the executed Agreement has been delivered to Escrow Holder, or [x] Buyer shall deliver to Escrow Holder a check in the sum of $50,000.00 when both Parties have executed this Agreement and the executed Agreement has been delivered to Escrow Holder. When cashed, the check shall be deposited into the Escrow's trust account to be applied toward the Purchase Price of the Property at the Closing. Should Buyer and Seller not enter into an agreement for purchase and sale, Buyer's check or funds shall, upon request by Buyer, be promptly returned to Buyer.

         4.2 Additional deposits:

              (a) Within 5 business days after the Date of Agreement, Buyer shall deposit with Escrow Holder the additional sum of $ N/A to be applied to the Purchase Price at the Closing.

              (b) Within 5 business days after the contingencies discussed in paragraph 9.1 (a) through (k) are approved or waived, Buyer shall deposit with Escrow Holder the additional sum of $ N/A to be applied to the Purchase Price at the Closing.

         4.3 Escrow Holder shall deposit the funds deposited with it by Buyer pursuant to paragraphs 4.1 and 4.2 (collectively the "DEPOSIT"), in a State or Federally chartered bank in an interest-bearing account whose term is appropriate and consistent with the timing requirements of this transaction. The interest therefrom shall accrue to the benefit of Buyer, who hereby acknowledges that there may be penalties or interest forfeitures if the applicable instrument is redeemed prior to its specified maturity. Buyer's Federal Tax Identification Number is to be furnished in escrow. NOTE: Such interest bearing account cannot be opened until Buyer's Federal Tax Identification Number is provided.

5. FINANCING CONTINGENCY. (Strike if not applicable)

         5.1 This offer is contingent upon Buyer obtaining from an insurance company, financial institution or other lender, a commitment to lend to Buyer a sum equal to at least 65% of the Purchase Price, at terms reasonably acceptable to Buyer. Such loan ("NEW LOAN") shall be secured by a first deed of trust or mortgage on the Property. If this Agreement provides for Seller to carry back junior financing, then Seller shall have the right to approve the terms of the New Loan. Seller shall have 7 days from receipt of the commitment setting forth the proposed terms of the New Loan to approve or disapprove of such proposed terms. If Seller fails to notify Escrow Holder, in writing, of the disapproval within said 7 days it shall be conclusively presumed that Seller has approved the terms of the New Loan.

         5.2 Buyer hereby agrees to diligently pursue obtaining the New Loan. IF BUYER SHALL FAIL TO NOTIFY ITS BROKER, ESCROW HOLDER AND SELLER, IN WRITING WITHIN 50 DAYS FOLLOWING THE DATE OF AGREEMENT, THAT THE NEW LOAN HAS NOT BEEN OBTAINED, IT SHALL BE CONCLUSIVELY PRESUMED THAT BUYER HAS EITHER OBTAINED SAID NEW LOAN OR HAS WAIVED THIS NEW LOAN CONTINGENCY.

         5.3 If, after due diligence, Buyer shall notify its Broker, Escrow Holder and Seller, in writing, within the time specified in paragraph 5.2 hereof, that Buyer has not obtained said New Loan, this Agreement shall be terminated, and Buyer shall be entitled to the prompt return of the Deposit, plus any interest earned thereon, less only Escrow Holder and Title Company cancellation fees and costs, which Buyer shall pay.

6. SELLER FINANCING (Purchase Money Note). (Strike if not applicable)

         6.1 The Purchase Money Note shall provide for interest on unpaid principal at the rate of N/A% per annum, with principal and interest payable as follows: N/A.

The Purchase Money Note and Purchase Money Deed of Trust shall be on the current forms commonly used by Escrow Holder, and be junior and subordinate only to the Existing Note(s) and/or the New Loan expressly called for by this Agreement.

         6.2 The Purchase Money Note and/or the Purchase Money Deed of Trust shall contain provisions regarding the following (see also paragraph 10.3 (b)):

              (a) Prepayment. Principal may be prepaid in whole or in part at any time without penalty, at the option of the Buyer.

              (b) Late Charge. A late charge of 6% shall be payable with respect to any payment of principal, interest, or other charges, not made within 10 days after it is due.

              (c) Due On Sale. In the event the Buyer sells or transfers title to the Property or any portion thereof, then the Seller may, at Seller's option, require the entire unpaid balance of said Note to be paid in full.

         6.3 If the Purchase Money Deed of Trust is to be subordinate to other financing, Escrow Holder shall, at Buyer's expense prepare and record on Seller's behalf a request for notice of default and/or sale with regard to each mortgage or deed of trust to which it will be subordinate.

         6.4 WARNING: CALIFORNIA LAW DOES NOT ALLOW DEFICIENCY JUDGEMENTS ON SELLER FINANCING. IF BUYER ULTIMATELY DEFAULTS ON THE LOAN, SELLER'S SOLE REMEDY IS TO FORECLOSE ON THE PROPERTY.

7. REAL ESTATE BROKERS.

         7.1 The following real estate broker(s) ("BROKERS") and brokerage relationships exist in this transaction and are consented to by the parties (check the applicable boxes):

[x]  GVA Strategis represents Seller exclusively ("SELLER'S BROKER");

[x] Coldwell Banker Commercial - JM Properties, Inc. represents Buyer exclusively ("BUYER'S BROKER"); or

[ ]  ________ represents both Seller and Buyer ("DUAL AGENCY").

The Parties acknowledge that Brokers are the procuring cause of this Agreement. See paragraph 24 regarding the nature of a real estate agency relationship. Buyer shall use the services of Buyer's Broker exclusively in connection with any and all negotiations and offers with respect to the Property for a period of 1 year from the Date of Agreement.

         7.2 Buyer and Seller each represent and warrant to the other that he/she/it has had no dealings with any person, firm, broker or finder in connection with the negotiation of this Agreement and/or the consummation of the purchase and sale contemplated herein, other than the Brokers named in paragraph 7.1, and no broker or other person, firm or entity, other than said Brokers is/are entitled to any commission or finder's fee in connection with this transaction as the result of any dealings or acts of such Party. Buyer and Seller do each hereby agree to indemnify, defend, protect and hold the other harmless from and against any costs, expenses or liability for compensation, commission or charges which may be claimed by any broker, finder or other similar party, other than said named Brokers by reason of any dealings or act of the indemnifying Party.

8. ESCROW AND CLOSING.

         8.1 Upon acceptance hereof by Seller, this Agreement, including any counteroffers incorporated herein by the Parties, shall constitute not only the agreement of purchase and sale between Buyer and Seller, but also instructions to Escrow Holder for the consummation of the Agreement through the Escrow. Escrow Holder shall not prepare any further escrow instructions restating or amending the Agreement unless specifically so instructed by the Parties or a Broker herein. Subject to the reasonable approval of the Parties, Escrow Holder may, however, include its standard general escrow provisions.

         8.2 As soon as practical after the receipt of this Agreement and any relevant counteroffers, Escrow Holder shall ascertain the Date of Agreement as defined in paragraphs 1.2 and 20.2 and advise the Parties and Brokers, in writing, of the date ascertained.

         8.3 Escrow Holder is hereby authorized and instructed to conduct the Escrow in accordance with this Agreement, applicable law and custom and practice of the community in which Escrow Holder is located, including any reporting requirements of the Internal Revenue Code. In the event of a conflict between the law of the state where the Property is located and the law of the state where the Escrow Holder is located, the law of the state where the Property is located shall prevail.

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(C)2000 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION           FORM OFA

         8.4 Subject to satisfaction of the contingencies herein described, Escrow Holder shall close this escrow (the "CLOSING") by recording a general warranty deed (a grant deed in California) and the other documents required to be recorded, and by disbursing the funds and documents in accordance with this Agreement.

         8.5 Buyer and Seller shall each pay one-half of the Escrow Holder's charges and Seller shall pay the usual recording fees and any required documentary transfer taxes. Seller shall pay the premium for a standard coverage owner's or joint protection policy of title insurance.

         8.6 Escrow Holder shall verify that all of Buyer's contingencies have been satisfied or waived prior to Closing. The matters contained in paragraphs
9.1 subparagraphs (b), (c), (d), (e), (g), (l), (n), and (o), 9.4, 9.5, 12, 13,
14, 16, 18, 20, 21, 22, and 24 are, however, matters of agreement between the Parties only and are not instructions to Escrow Holder.

         8.7 If this transaction is terminated for non-satisfaction and non-waiver of a Buyer's Contingency, as defined in paragraph 9.2, then neither of the Parties shall thereafter have any liability to the other under this Agreement, except to the extent of a breach of any affirmative covenant or warranty in this Agreement. In the event of such termination, Buyer shall be promptly refunded all funds deposited by Buyer with Escrow Holder, less only Title Company and Escrow Holder cancellation fees and costs, all of which shall be Buyer's obligation.

         8.8 The Closing shall occur on the Expected Closing Date, or as soon thereafter as the Escrow is in condition for Closing; provided, however, that if the Closing does not occur by the Expected Closing Date and said Date is not extended by mutual instructions of the Parties, a Party not then in default under this Agreement may notify the other Party, Escrow Holder, and Brokers, in writing that, unless the Closing occurs within 5 business days following said notice, the Escrow shall be deemed terminated without further notice or instructions.

         8.9 Except as otherwise provided herein, the termination of Escrow shall not relieve or release either Party from any obligation to pay Escrow Holder's fees and costs or constitute a waiver, release or discharge of any breach or default that has occurred in the performance of the obligations, agreements, covenants or warranties contained therein.

         8.10 If this Escrow is terminated for any reason other than Seller's breach or default, then at Seller's request, and as a condition to the return of Buyer's deposit, Buyer shall within 8 days after written request deliver to Seller, at no charge, copies of all surveys, engineering studies, soil reports, maps, master plans, feasibility studies and other similar items prepared by or for Buyer that pertain to the Property. Provided, however, that Buyer shall not be required to deliver any such report if the written contract which Buyer entered into with the consultant who prepared such report specifically forbids the dissemination of the report to others.

9. CONTINGENCIES TO CLOSING.

         9.1 The Closing of this transaction is contingent upon the satisfaction or waiver of the following contingencies. IF BUYER FAILS TO NOTIFY ESCROW HOLDER, IN WRITING, OF THE DISAPPROVAL OF ANY OF SAID CONTINGENCIES WITHIN THE TIME SPECIFIED THEREIN, IT SHALL BE CONCLUSIVELY PRESUMED THAT BUYER HAS APPROVED SUCH ITEM, MATTER OR DOCUMENT. Buyer's conditional approval shall constitute disapproval, unless provision is made by the Seller within the time specified therefore by the Buyer in such conditional approval or by this Agreement, whichever is later, for the satisfaction of the condition imposed by the Buyer. Escrow Holder shall promptly provide all Parties with copies of any written disapproval or conditional approval which it receives. With regard to sub-paragraphs (a) through (l) the pre-printed time periods shall control unless a different number of days is inserted in the spaces provided.

                  (a) Disclosure. Seller shall make to Buyer, through escrow, all of the applicable disclosures required by law (See American Industrial Real Estate Association ("AIR") standard form entitled "Seller's Mandatory Disclosure Statement") and provide Buyer with a completed Property Information Sheet ("Property Information Sheet") concerning the Property, duly executed by or on behalf of Seller in the current form or equivalent to that published by the AIR within 10 or _______ days following the Date of Agreement. Buyer has 10 days from the receipt of said disclosures to approve or disapprove the matters disclosed.

                  (b) Physical Inspection. Buyer has 10 or 15 days from the receipt of the Property Information Sheet or the Date of Agreement, whichever is later, to satisfy itself with regard to the physical aspects and size of the Property.

                  (c) Hazardous Substance Conditions Report. Buyer has 30 or 45 days from the receipt of the Property Information Sheet or the Date of Agreement, whichever is later, to satisfy itself with regard to the environmental aspects of the Property. Seller recommends that Buyer obtain a Hazardous Substance Conditions Report concerning the Property and relevant adjoining properties. Any such report shall be paid for by Buyer. A "HAZARDOUS SUBSTANCE" for purposes of this Agreement is defined as any substance whose nature and/or quantity of existence, use, manufacture, disposal or effect, render it subject to Federal, state or local regulation, investigation, remediation or removal as potentially injurious to public health or welfare. A "HAZARDOUS SUBSTANCE CONDITION" for purposes of this Agreement is defined as the existence on, under or relevantly adjacent to the Property of a Hazardous Substance that would require remediation and/or removal under applicable Federal, state or local law.

                  (d) Soil Inspection. Buyer has 30 or 45 days from the receipt of the Property Information Sheet or the Date of Agreement, whichever is later, to satisfy itself with regard to the condition of the soils on the Property. Seller recommends that Buyer obtain a soil test report. Any such report shall be paid for by Buyer. Seller shall provide Buyer copies of any soils report that Seller may have within 10 days of the Date of Agreement.

                  (e) Governmental Approvals. Buyer has 30 or _______ days from the Date of Agreement to satisfy itself with regard to approvals and permits from governmental agencies or departments which have or may have jurisdiction over the Property and which Buyer deems necessary or desirable in connection with its intended use of the Property, including, but not limited to, permits and approvals required with respect to zoning, planning, building and safety, fire, police, handicapped and Americans with Disabilities Act requirements, transportation and environmental matters.

                  (f) Conditions of Title. Escrow Holder shall cause a current commitment for title insurance ("TITLE COMMITMENT") concerning the Property issued by the Title Company, as well as legible copies of all documents referred to in the Title Commitment ("UNDERLYING DOCUMENTS") to be delivered to Buyer within 10 or _______ days following the Date of Agreement. Buyer has 10 days from the receipt of the Title Commitment and Underlying Documents to satisfy itself with regard to the condition of title. The disapproval of Buyer of any monetary encumbrance, which by the terms of this Agreement is not to remain against the Property after the Closing, shall not be considered a failure of this contingency, as Seller shall have the obligation, at Seller's expense, to satisfy and remove such disapproved monetary encumbrance at or before the Closing.

                  (g) Survey. Buyer has 30 or 45 days from the receipt of the Title Commitment and Underlying Documents to satisfy itself with regard to any ALTA title supplement based upon a survey prepared to American Land Title Association ("ALTA") standards for an owner's policy by a licensed surveyor, showing the legal description and boundary lines of the Property, any easements of record, and any improvements, poles, structures and things located within 10 feet of either side of the Property boundary lines. Any such survey shall be prepared at Buyer's direction and expense. If Buyer has obtained a survey and approved the ALTA title supplement, Buyer may elect within the period allowed for Buyer's approval of a survey to have an ALTA extended coverage owner's form of title policy, in which event Buyer shall pay any additional premium attributable thereto.

                  (h) Existing Leases and Tenancy Statements. Seller shall within 10 or _______ days of the Date of Agreement provide both Buyer and Escrow Holder with legible copies of all leases, subleases or rental arrangements (collectively, "EXISTING LEASES") affecting the Property, and with a tenancy statement ("ESTOPPEL CERTIFICATE") in the latest form or equivalent to that published by the AIR, executed by Seller and/or each tenant and subtenant of the Property. Seller shall use its best efforts to have each tenant complete and execute an Estoppel Certificate. If any tenant fails or refuses to provide an Estoppel Certificate then Seller shall complete and execute an Estoppel Certificate for that tenancy. Buyer has 10 days from the receipt of said Existing Leases and Estoppel Certificates to satisfy itself with regard to the Existing Leases and any other tenancy issues.

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

                  (i) Other Agreements. Seller shall within 10 or _______ days of the Date of Agreement provide Buyer with legible copies of all other agreements ("OTHER AGREEMENTS") known to Seller that will affect the Property after Closing. Buyer has 10 days from the receipt of said Other Agreements to satisfy itself with regard to such Agreements.

                  (j) Financing. If paragraph 5 hereof dealing with a financing contingency has not been stricken, the satisfaction or waiver of such New Loan contingency.

                  (k) Existing Notes. If paragraph 3.1(c) has not been stricken, Seller shall within 10 or _______ days of the Date of Agreement provide Buyer with legible copies of the Existing Notes, Existing Deeds of Trust and related agreements (collectively, "LOAN DOCUMENTS") to which the Property will remain subject after the Closing. Escrow Holder shall promptly request from the holders of the Existing Notes a beneficiary statement ("BENEFICIARY STATEMENT") confirming: (1) the amount of the unpaid principal balance, the current interest rate, and the date to which interest is paid, and (2) the nature and amount of any impounds held by the beneficiary in connection with such loan. Buyer has 10 or _______ days from the receipt of the Loan Documents and Beneficiary Statements to satisfy itself with regard to such financing. Buyer's obligation to close is conditioned upon Buyer being able to purchase the Property without acceleration or change in the terms of any Existing Notes or charges to Buyer except as otherwise provided in this Agreement or approved by Buyer, provided, however, Buyer shall pay the transfer fee referred to in paragraph 3.2 hereof.

                  (l) Personal Property. In the event that any personal property is included in the Purchase Price, Buyer has 10 or _______ days from the Date of Agreement to satisfy itself with regard to the title condition of such personal property. Seller recommends that Buyer obtain a UCC-1 report. Any such report shall be paid for by Buyer. Seller shall provide Buyer copies of any liens or encumbrances affecting such personal property that it is aware of within 10 or _______ days of the Date of Agreement.

                  (m) Destruction, Damage or Loss. There shall not have occurred prior to the Closing, a destruction of, or damage or loss to, the Property or any portion thereof, from any cause whatsoever, which would cost more than $10,000.00 to repair or cure. If the cost of repair or cure is $10,000.00 or less, Seller shall repair or cure the loss prior to the Closing. Buyer shall have the option, within 10 days after receipt of written notice of a loss costing more than $10,000.00 to repair or cure, to either terminate this transaction or to purchase the Property notwithstanding such loss, but without deduction or offset against the Purchase Price. If the cost to repair or cure is more than $10,000.00, and Buyer does not elect to terminate this transaction, Buyer shall be entitled to any insurance proceeds applicable to such loss. Unless otherwise notified in writing, Escrow Holder shall assume no such destruction, damage or loss has occurred prior to Closing.

                  (n) Material Change. Buyer shall have 10 days following receipt of written notice of a Material Change within which to satisfy itself with regard to such change. "MATERIAL CHANGE" shall mean a change in the status of the use, occupancy, tenants, or condition of the Property that occurs after the date of this offer and prior to the Closing. Unless otherwise notified in writing, Escrow Holder shall assume that no Material Change has occurred prior to the Closing.

                  (o) Seller Performance. The delivery of all documents and the due performance by Seller of each and every undertaking and agreement to be performed by Seller under this Agreement.

                  (p) Warranties. That each representation and warranty of Seller herein be true and correct as of the Closing. Escrow Holder shall assume that this condition has been satisfied unless notified to the contrary in writing by any Party prior to the Closing.

                  (q) Brokerage Fee. Payment at the Closing of such brokerage fee as is specified in this Agreement or later written instructions to Escrow Holder executed by Seller and Brokers ("BROKERAGE FEE"). It is agreed by the Parties and Escrow Holder that Brokers are a third party beneficiary of this Agreement insofar as the Brokerage Fee is concerned, and that no change shall be made with respect to the payment of the Brokerage Fee specified in this Agreement, without the written consent of Brokers.

         9.2 All of the contingencies specified in subparagraphs (a) through (p) of paragraph 9.1 are for the benefit of, and may be waived by, Buyer, and may be elsewhere herein referred to as "BUYER'S CONTINGENCIES."

         9.3 If any Buyer's Contingency or any other matter subject to Buyer's approval is disapproved as provided for herein in a timely manner ("DISAPPROVED ITEM"), Seller shall have the right within 10 days following the receipt of notice of Buyer's disapproval to elect to cure such Disapproved Item prior to the Expected Closing Date ("SELLER'S ELECTION"). Seller's failure to give to Buyer within such period, written notice of Seller's commitment to cure such Disapproved Item on or before the Expected Closing Date shall be conclusively presumed to be Seller's Election not to cure such Disapproved Item. If Seller elects, either by written notice or failure to give written notice, not to cure a Disapproved Item, Buyer shall have the election, within 10 days after Seller's Election to either accept title to the Property subject to such Disapproved Item, or to terminate this transaction. Buyer's failure to notify Seller in writing of Buyer's election to accept title to the Property subject to the Disapproved Item without deduction or offset shall constitute Buyer's election to terminate this transaction. Unless expressly provided otherwise herein, Seller's right to cure shall not apply to the remediation of Hazardous Substance Conditions or to the Financing Contingency. Unless the Parties mutually instruct otherwise, if the time periods for the satisfaction of contingencies or for Seller's and Buyer's said Elections would expire on a date after the Expected Closing Date, the Expected Closing Date shall be deemed extended for 3 business days following the expiration of: (a) the applicable contingency period(s), (b) the period within which the Seller may elect to cure the Disapproved Item, or
(c) if Seller elects not to cure, the period within which Buyer may elect to proceed with this transaction, whichever is later.

         9.4 Buyer understands and agrees that until such time as all Buyer's Contingencies have been satisfied or waived, Seller and/or its agents may solicit, entertain and/or accept back-up offers to purchase the Property.

         9.5 The Parties acknowledge that extensive local, state and Federal legislation establish broad liability upon owners and/or users of real property for the investigation and remediation of Hazardous Substances. The determination of the existence of a Hazardous Substance Condition and the evaluation of the impact of such a condition are highly technical and beyond the expertise of Brokers. The Parties acknowledge that they have been advised by Brokers to consult their own technical and legal experts with respect to the possible presence of Hazardous Substances on the Property or adjoining properties, and Buyer and Seller are not relying upon any investigation by or statement of Brokers with respect thereto. The Parties hereby assume all responsibility for the impact of such Hazardous Substances upon their respective interests herein.

10. DOCUMENTS REQUIRED AT OR BEFORE CLOSING:

         10.1 Five days prior to the Closing date Escrow Holder shall obtain an updated Title Commitment concerning the Property from the Title Company and provide copies thereof to each of the Parties.

         10.2 Seller shall deliver to Escrow Holder in time for delivery to Buyer at the Closing:

                  (a) Grant or general warranty deed, duly executed and in recordable form, conveying fee title to the Property to Buyer.

                  (b) If applicable, the Beneficiary Statements concerning Existing Note(s).

                  (c) If applicable, the Existing Leases and Other Agreements together with duly executed assignments thereof by Seller and Buyer. The assignment of Existing Leases shall be on the most recent Assignment and Assumption of Lessor's Interest in Lease form published by the AIR or its equivalent.

                  (d) If applicable, Estoppel Certificates executed by Seller and/or the tenant(s) of the Property.

                  (e) An affidavit executed by Seller to the effect that Seller is not a "foreign person" within the meaning of Internal Revenue Code Section 1445 or successor statutes. If Seller does not provide such affidavit in form reasonably satisfactory to Buyer at least 3 business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to Internal Revenue Service such sum as is required by applicable Federal law with respect to purchases from foreign sellers.

                  (f) If the Property is located in California, an affidavit executed by Seller to the effect that Seller is not a "nonresident" within the meaning of California Revenue and Tax Code Section 18662 or successor statutes. If Seller does not provide such affidavit in form reasonably satisfactory to Buyer at least 3 business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to the Franchise Tax Board such sum as is required by such statute.

                  (g) If applicable, a bill of sale, duly executed, conveying title to any included personal property to Buyer.


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                  (h) If the Seller is a corporation, a duly executed corporate resolution authorizing the execution of this Agreement and the sale of the Property.

         10.3 Buyer shall deliver to Seller through Escrow:

                  (a) The cash portion of the Purchase Price and such additional sums as are required of Buyer under this Agreement shall be deposited by Buyer with Escrow Holder, by federal funds wire transfer, or any other method acceptable to Escrow Holder as immediately collectable funds, no later than 2:00 P.M. on the business day prior to the Expected Closing Date.

                  (b) If a Purchase Money Note and Purchase Money Deed of Trust are called for by this Agreement, the duly executed originals of those documents, the Purchase Money Deed of Trust being in recordable form, together with evidence of fire insurance on the improvements in the amount of the full replacement cost naming Seller as a mortgage loss payee, and a real estate tax service contract (at Buyer's expense), assuring Seller of notice of the status of payment of real property taxes during the life of the Purchase Money Note.

                  (c) The Assignment and Assumption of Lessor's Interest in Lease form specified in paragraph 10.2(c) above, duly executed by Buyer.

                  (d) Assumptions duly executed by Buyer of the obligations of Seller that accrue after Closing under any Other Agreements.

                  (e) If applicable, a written assumption duly executed by Buyer of the loan documents with respect to Existing Notes.

                  (f) If the Buyer is a corporation, a duly executed corporate resolution authorizing the execution of this Agreement and the purchase of the Property.

         10.4 At Closing, Escrow Holder shall cause to be issued to Buyer a standard coverage (or ALTA extended, if elected pursuant to 8.1(g)) owner's form policy of title insurance effective as of the Closing, issued by the Title Company in the full amount of the Purchase Price, insuring title to the Property vested in Buyer, subject only to the exceptions approved by Buyer. In the event there is a Purchase Money Deed of Trust in this transaction, the policy of title insurance shall be a joint protection policy insuring both Buyer and Seller.
IMPORTANT: IN A PURCHASE OR EXCHANGE OF REAL PROPERTY, IT MAY BE ADVISABLE TO OBTAIN TITLE INSURANCE IN CONNECTION WITH THE CLOSE OF ESCROW SINCE THERE MAY BE PRIOR RECORDED LIENS AND ENCUMBRANCES WHICH AFFECT YOUR INTEREST IN THE PROPERTY BEING ACQUIRED. A NEW POLICY OF TITLE INSURANCE SHOULD BE OBTAINED IN ORDER TO ENSURE YOUR INTEREST IN THE PROPERTY THAT YOU ARE ACQUIRING.

11. PRORATIONS AND ADJUSTMENTS.

         11.1 Taxes. Applicable real property taxes and special assessment bonds shall be prorated through Escrow as of the date of the Closing, based upon the latest tax bill available. The Parties agree to prorate as of the Closing any taxes assessed against the Property by supplemental bill levied by reason of events occurring prior to the Closing. Payment of the prorated amount shall be made promptly in cash upon receipt of a copy of any supplemental bill.

         11.2 Insurance. WARNING: Any insurance which Seller maintained will terminate on the Closing. Buyer is advised to obtain appropriate insurance to cover the Property.

         11.3 Rentals, Interest and Expenses. Scheduled rentals, interest on Existing Notes, utilities, and operating expenses shall be prorated as of the date of Closing. The Parties agree to promptly adjust between themselves outside of Escrow any rents received after the Closing.

         11.4 Security Deposit. Security Deposits held by Seller shall be given to Buyer as a credit to the cash required of Buyer at the Closing.

         11.5 Post Closing Matters. Any item to be prorated that is not determined or determinable at the Closing shall be promptly adjusted by the Parties by appropriate cash payment outside of the Escrow when the amount due is determined.

         11.6 Variations in Existing Note Balances. In the event that Buyer is purchasing the Property subject to an Existing Deed of Trust(s), and in the event that a Beneficiary Statement as to the applicable Existing Note(s) discloses that the unpaid principal balance of such Existing Note(s) at the closing will be more or less than the amount set forth in paragraph 3.1(c) hereof ("Existing Note Variation"), then the Purchase Money Note(s) shall be reduced or increased by an amount equal to such Existing Note Variation. If there is to be no Purchase Money Note, the cash required at the Closing per paragraph 3.1(a) shall be reduced or increased by the amount of such Existing
Note Variation.

         11.7 Variations in New Loan Balance. In the event Buyer is obtaining a New Loan and the amount ultimately obtained exceeds the amount set forth in paragraph 5.1, then the amount of the Purchase Money Note, if any, shall be reduced by the amount of such excess.

12. REPRESENTATION AND WARRANTIES OF SELLER AND DISCLAIMERS.

         12.1 Seller's warranties and representations shall survive the Closing for a period of 3 years, and, are true, material and relied upon by Buyer and Brokers in all respects. Seller hereby makes the following warranties and representations to Buyer and Brokers:

                  (a) Authority of Seller. Seller is the owner of the Property and/or has the full right, power and authority to sell, convey and transfer the Property to Buyer as provided herein, and to perform Seller's obligations hereunder.

                  (b) Maintenance During Escrow and Equipment Condition At Closing. Except as otherwise provided in paragraph 9.1(m) hereof, Seller shall maintain the Property until the Closing in its present condition, ordinary wear and tear excepted. The HVAC, plumbing, elevators, loading doors and electrical systems shall be in good operating order and condition at the time of Closing.

                  (c) Hazardous Substances/Storage Tanks. Seller has no knowledge, except as otherwise disclosed to Buyer in writing, of the existence or prior existence on the Property of any Hazardous Substance, nor of the existence or prior existence of any above or below ground storage tank.

                  (d) Compliance. Seller has no knowledge of any aspect or condition of the Property which violates applicable laws, rules, regulations, codes or covenants, conditions or restrictions, or of improvements or alterations made to the Property without a permit where one was required, or of any unfulfilled order or directive of any applicable governmental agency or casualty insurance company requiring any investigation, remediation, repair, maintenance or improvement be performed on the Property.

                  (e) Changes in Agreements. Prior to the Closing, Seller will not violate or modify any Existing Lease or Other Agreement, or create any new leases or other agreements affecting the Property, without Buyer's written approval, which approval will not be unreasonably withheld.

                  (f) Possessory Rights. Seller has no knowledge that anyone will, at the Closing, have any right to possession of the Property, except as disclosed by this Agreement or otherwise in writing to Buyer.

                  (g) Mechanics' Liens. There are no unsatisfied mechanics' or materialmens' lien rights concerning the Property.

                  (h) Actions, Suits or Proceedings. Seller has no knowledge of any actions, suits or proceedings pending or threatened before any commission, board, bureau, agency, arbitrator, court or tribunal that would affect the Property or the right to occupy or utilize same.

                  (i) Notice of Changes. Seller will promptly notify Buyer and Brokers in writing of any Material Change (see paragraph 9.1(n)) affecting the Property that becomes known to Seller prior to the Closing.

                  (j) No Tenant Bankruptcy Proceedings. Seller has no notice or knowledge that any tenant of the Property is the subject of a bankruptcy or insolvency proceeding.

                  (k) No Seller Bankruptcy Proceedings. Seller is not the subject of a bankruptcy, insolvency or probate proceeding.

                  (l) Personal Property. Seller has no knowledge that anyone will, at the Closing, have any right to possession of any personal property included in the Purchase Price nor knowledge of any liens or encumbrances affecting such personal property, except as disclosed by this Agreement or otherwise in writing to Buyer.


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
         12.2 Buyer hereby acknowledges that, except as otherwise stated in this Agreement, Buyer is purchasing the Property in its existing condition and will, by the time called for herein, make or have waived all inspections of the Property Buyer believes are necessary to protect its own interest in, and its contemplated use of, the Property. The Parties acknowledge that, except as otherwise stated in this Agreement, no representations, inducements, promises, agreements, assurances, oral or written, concerning the Property, or any aspect of the occupational safety and health laws, Hazardous Substance laws, or any other act, ordinance or law, have been made by either Party or Brokers, or relied upon by either Party hereto.

         12.3 In the event that Buyer learns that a Seller representation or warranty might be untrue prior to the Closing, and Buyer elects to purchase the Property anyway then, and in that event, Buyer waives any right that it may have to bring an action or proceeding against Seller or Brokers regarding said representation or warranty.

         12.4 Any environmental reports, soils reports, surveys, and other similar documents which were prepared by third party consultants and provided to Buyer by Seller or Seller's representatives, have been delivered as an accommodation to Buyer and without any representation or warranty as to the sufficiency, accuracy, completeness, and/or validity of said documents, all of which Buyer relies on at its own risk. Seller believes said documents to be accurate, but Buyer is advised to retain appropriate consultants to review said documents and investigate the Property.

13. POSSESSION.

         Possession of the Property shall be given to Buyer at the Closing subject to the rights of tenants under Existing Leases.

14. BUYER'S ENTRY.

         At any time during the Escrow period, Buyer, and its agents and representatives, shall have the right at reasonable times and subject to rights of tenants, to enter upon the Property for the purpose of making inspections and tests specified in this Agreement. No destructive testing shall be conducted, however, without Seller's prior approval which shall not be unreasonably withheld. Following any such entry or work, unless otherwise directed in writing by Seller, Buyer shall return the Property to the condition it was in prior to such entry or work, including the recompaction or removal of any disrupted soil or material as Seller may reasonably direct. All such inspections and tests and any other work conducted or materials furnished with respect to the Property by or for Buyer shall be paid for by Buyer as and when due and Buyer shall indemnify, defend, protect and hold harmless Seller and the Property of and from any and all claims, liabilities, losses, expenses (including reasonable attorneys' fees), damages, including those for injury to person or property, arising out of or relating to any such work or materials or the acts or omissions of Buyer, its agents or employees in connection therewith.

15. FURTHER DOCUMENTS AND ASSURANCES.

         The Parties shall each, diligently and in good faith, undertake all actions and procedures reasonably required to place the Escrow in condition for Closing as and when required by this Agreement. The Parties agree to provide all further information, and to execute and deliver all further documents, reasonably required by Escrow Holder or the Title Company.

16. ATTORNEYS' FEES.

         If any Party or Broker brings an action or proceeding (including arbitration) involving the Property whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred.

17. PRIOR AGREEMENTS/AMENDMENTS.

         17.1 This Agreement supersedes any and all prior agreements between Seller and Buyer regarding the Property.

         17.2 Amendments to this Agreement are effective only if made in writing and executed by Buyer and Seller.

18. BROKER'S RIGHTS.

         18.1 If this sale is not consummated due to the default of either the Buyer or Seller, the defaulting Party shall be liable to and shall pay to Brokers the Brokerage Fee that Brokers would have received had the sale been consummated. If Buyer is the defaulting party, payment of said Brokerage Fee is in addition to any obligation with respect to liquidated or other damages.

         18.2 Upon the Closing, Brokers are authorized to publicize the facts of this transaction.

19. NOTICES.

         19.1 Whenever any Party, Escrow Holder or Brokers herein shall desire to give or serve any notice, demand, request, approval, disapproval or other communication, each such communication shall be in writing and shall be delivered personally, by messenger or by mail, postage prepaid, to the address set forth in this Agreement or by facsimile transmission.

         19.2 Service of any such communication shall be deemed made on the date of actual receipt if personally delivered. Any such communication sent by regular mail shall be deemed given 48 hours after the same is mailed. Communications sent by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed delivered 24 hours after delivery of the same to the Postal Service or courier. Communications transmitted by facsimile transmission shall be deemed delivered upon telephonic confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy is also delivered via delivery or mail. If such communication is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

         19.3 Any Party or Broker hereto may from time to time, by notice in writing, designate a different address to which, or a different person or additional persons to whom, all communications are thereafter to be made.

20. DURATION OF OFFER.

         20.1 If this offer is not accepted by Seller on or before 5:00 P.M. according to the time standard applicable to the city of _____________________ on the date of _____________________, it shall be deemed automatically revoked.

         20.2 The acceptance of this offer, or of any subsequent counter offer hereto, that creates an agreement between the Parties as described in paragraph 1.2, shall be deemed made upon delivery to the other Party or either Broker herein of a duly executed writing unconditionally accepting the last outstanding offer or counteroffer.

21. LIQUIDATED DAMAGES. (This Liquidated Damages paragraph is applicable only if initialed by both Parties).

         THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO FIX, PRIOR TO SIGNING THIS AGREEMENT, THE ACTUAL DAMAGES WHICH WOULD BE SUFFERED BY SELLER IF BUYER FAILS TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, IF, AFTER THE SATISFACTION OR WAIVER OF ALL CONTINGENCIES PROVIDED FOR THE BUYER'S BENEFIT, BUYER BREACHES THIS AGREEMENT, SELLER SHALL BE ENTITLED TO LIQUIDATED DAMAGES IN THE AMOUNT OF $50,000.00. UPON PAYMENT OF SAID SUM TO SELLER, BUYER SHALL BE RELEASED FROM ANY FURTHER LIABILITY TO SELLER, AND ANY ESCROW CANCELLATION FEES AND TITLE COMPANY CHARGES SHALL BE PAID BY SELLER.


                   ---------------          ---------------
                   BUYER INITIALS           SELLER INITIALS


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22. ARBITRATION OF DISPUTES. (This Arbitration of Disputes paragraph is applicable only if initialed by both parties.)

         22.1 ANY CONTROVERSY AS TO WHETHER SELLER IS ENTITLED TO THE LIQUIDATED DAMAGES AND/OR BUYER IS ENTITLED TO THE RETURN OF DEPOSIT MONEY, SHALL BE DETERMINED BY BINDING ARBITRATION BY, AND UNDER THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("COMMERCIAL RULES"). ARBITRATION HEARINGS SHALL BE HELD IN THE COUNTY WHERE THE PROPERTY IS LOCATED. ANY SUCH CONTROVERSY SHALL BE ARBITRATED BY 3 ARBITRATORS WHO SHALL BE IMPARTIAL REAL ESTATE BROKERS WITH AT LEAST 5 YEARS OF FULL TIME EXPERIENCE IN BOTH THE AREA WHERE THE PROPERTY IS LOCATED AND THE TYPE OF REAL ESTATE THAT IS THE SUBJECT OF THIS AGREEMENT. THEY SHALL BE APPOINTED UNDER THE COMMERCIAL RULES. THE ARBITRATORS SHALL HEAR AND DETERMINE SAID CONTROVERSY IN ACCORDANCE WITH APPLICABLE LAW, THE INTENTION OF THE PARTIES AS EXPRESSED IN THIS AGREEMENT AND ANY AMENDMENTS THERETO, AND UPON THE EVIDENCE PRODUCED AT AN ARBITRATION HEARING. PRE-ARBITRATION DISCOVERY SHALL BE PERMITTED IN ACCORDANCE WITH THE COMMERCIAL RULES OR STATE LAW APPLICABLE TO ARBITRATION PROCEEDINGS. THE AWARD SHALL BE EXECUTED BY AT LEAST 2 OF THE 3 ARBITRATORS, BE RENDERED WITHIN 30 DAYS AFTER THE CONCLUSION OF THE HEARING, AND MAY INCLUDE ATTORNEYS' FEES AND COSTS TO THE PREVAILING PARTY PER PARAGRAPH 18 HEREOF. JUDGMENT MAY BE ENTERED ON THE AWARD IN ANY COURT OF COMPETENT JURISDICTION NOTWITHSTANDING THE FAILURE OF A PARTY DULY NOTIFIED OF THE ARBITRATION HEARING TO APPEAR THEREAT.

         22.2 BUYER'S RESORT TO OR PARTICIPATION IN SUCH ARBITRATION PROCEEDINGS SHALL NOT BAR SUIT IN A COURT OF COMPETENT JURISDICTION BY THE BUYER FOR DAMAGES AND/OR SPECIFIC PERFORMANCE UNLESS AND UNTIL THE ARBITRATION RESULTS IN AN AWARD TO THE SELLER OF LIQUIDATED DAMAGES, IN WHICH EVENT SUCH AWARD SHALL ACT AS A BAR AGAINST ANY ACTION BY BUYER FOR DAMAGES AND/OR SPECIFIC PERFORMANCE.

         22.3 NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

         WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.


              --------------      ---------------
              BUYER INITIALS      SELLER INITIALS

23. MISCELLANEOUS.

         23.1 BINDING EFFECT. This Agreement shall be binding on the Parties without regard to whether or not paragraphs 21 and 22 are initialed by both of the Parties. Paragraphs 21 and 22 are each incorporated into this Agreement only if initialed by both Parties at the time that the Agreement is executed.

         23.2 APPLICABLE LAW. This Agreement shall be governed by, and paragraph
22.3 is amended to refer to, the laws of the state in which the Property is located.

         23.3 TIME OF ESSENCE. Time is of the essence of this Agreement.

         23.4 COUNTERPARTS. This Agreement may be executed by Buyer and Seller in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Escrow Holder, after verifying that the counterparts are identical except for the signatures, is authorized and instructed to combine the signed signature pages on one of the counterparts, which shall then constitute the Agreement.

         23.5 WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

         23.6 CONFLICT. Any conflict between the printed provisions of this Agreement and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

24. DISCLOSURES REGARDING THE NATURE OF A REAL ESTATE AGENCY RELATIONSHIP.

         24.1 The Parties and Brokers agree that their relationship(s) shall be governed by the principles set forth in the applicable sections of the California Civil Code, as summarized in paragraph 24.2.

         24.2 When entering into a discussion with a real estate agent regarding a real estate transaction, a Buyer or Seller should, from the outset, understand what type of agency relationship or representation it has with the agent or agents in the transaction. Buyer and Seller acknowledge being advised by the Brokers in this transaction, as follows:

              (a) Seller's Agent. A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or subagent has the following affirmative obligations: (1) To the Seller: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller. (2) To the Buyer and the Seller: a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

              (b) Buyer's Agent. A selling agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations. (1) To the Buyer: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer. (2) To the Buyer and the Seller: a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

              (c) Agent Representing Both Seller and Buyer. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer. (1) In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Seller or the Buyer. b. Other duties to the Seller and the Buyer as stated above in their respective sections (a) or (b) of this paragraph 24.2. (2) In representing both Seller and Buyer, the agent may not without the express permission of the respective Party, disclose to the other Party that the Seller will accept a price less than the listing price or that the Buyer will pay a price greater than the price offered. (3) The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect their own interests. Buyer and Seller should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.


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
         (d) Further Disclosures. Throughout this transaction Buyer and Seller may receive more than one disclosure, depending upon the number of agents assisting in the transaction. Buyer and Seller should each read its contents each time it is presented, considering the relationship between them and the real estate agent in this transaction and that disclosure. Brokers have no responsibility with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to any breach of duty, error or omission relating to this Agreement shall not exceed the fee received by such Broker pursuant to this Agreement; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

         24.3 Confidential Information. Buyer and Seller agree to identify to Brokers as "Confidential" any communication or information given Brokers that is considered by such Party to be confidential.

25. Construction of Agreement. In construing this Agreement, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Agreement. Whenever required by the context, the singular shall include the plural and vice versa. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Agreement shall mean and refer to calendar days. This Agreement shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

26. ADDITIONAL PROVISIONS:

         Additional provisions of this offer, if any, are as follows or are attached hereto by an addendum consisting of paragraphs 26.1 through 26.5. (If there are no additional provisions write "NONE".)

26.1 Seller shall lease back the subject property at $11.80 per square feet NNN per year for ten (10) years.

    The monthly rent shall be increased 1.5% annually.

26.2 The transaction is subject to execution of the new lease. Both parties shall execute the Lease before close of escrow.

26.3 Buyer's Agent shall prepare the Lease to recognition with Seller's agent within (15) days after the Date of Agreement.

    Both parties shall mutually agree the terms and conditions of the Lease within thirty (30) days after the Date of Agreement.

26.4 (See Addendum).

26.5 Seller shall have two (2) five (5) year options to extend the Lease with the same 1.5% annual increase.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS AGREEMENT OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
AGREEMENT.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PROPERTY. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE INTEGRITY AND CONDITION OF ANY STRUCTURES AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PROPERTY FOR BUYER'S INTENDED USE.

WARNING: IF THE PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THIS AGREEMENT MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

NOTE:

         1. THIS FORM IS NOT FOR USE IN CONNECTION WITH THE SALE OF RESIDENTIAL PROPERTY.

         2. IF THE BUYER IS A CORPORATION, IT IS RECOMMENDED THAT THIS AGREEMENT BE SIGNED BY TWO CORPORATE OFFICERS.

The undersigned Buyer offers and agrees to buy the Property on the terms and conditions stated and acknowledges receipt of a copy hereof.

BROKER:                                              BUYER:

Coldwell Banker Commercial-JM Properties                   Sung Ho Choi and/or his assignee
-----------------------------------------                  -------------------------------------------
                                                           /s/
-----------------------------------------                  -------------------------------------------
Attn: Brian Park                                     By:                            Date: 5-6-04
     ------------------------------------                  -------------------------     -------------
Title: Associate VP                                  Name Printed: Sung Ho Choi
      -----------------------------------                         ------------------------------------
Address: 1125 W 190th St., Suite 260                 Title:
        ---------------------------------                  -------------------------------------------
         Gardena, CA 80246                           Telephone:(   )
        ---------------------------------                      ---------------------------------------
Telephone:(310) 787-5800
          -------------------------------
Facsimile:(310) 767-5601                             By:                            Date:
          -------------------------------              -----------------------------     -------------
Email:                                               Name Printed:
        ---------------------------------                         ------------------------------------
Federal ID No.                                       Title:
              ---------------------------                  -------------------------------------------
                                                     Address:
                                                             -----------------------------------------
                                                     Telephone:(  )
                                                               ---------------------------------------
                                                     Facsimile:(  )
                                                               ---------------------------------------
                                                     Email:
                                                           -------------------------------------------
                                                     Federal ID No.
                                                                   -----------------------------------


27.  Acceptance.

         27.1 Seller accepts the foregoing offer to purchase the Property and hereby agrees to sell the Property to Buyer on the terms and conditions therein specified.

         27.2 Seller acknowledges that Brokers have been retained to locate a Buyer and are the procuring cause of the purchase and sale of the Property set forth in this Agreement. In consideration of real estate brokerage service rendered by Brokers, Seller agrees to pay Brokers a real estate Brokerage Fee in a sum equal to 6 % of the Purchase Price divided in such shares as said Brokers shall direct in writing. This Agreement shall serve as an irrevocable instruction to Escrow Holder to pay such Brokerage Fee to Brokers out of the proceeds accruing to the account of Seller at the Closing.

         27.3 Seller acknowledges receipt of a copy hereof and authorizes Brokers to deliver a signed copy to Buyer.


(C)2000 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION           FORM OFA-

NOTE: A PROPERTY INFORMATION SHEET IS REQUIRED TO BE DELIVERED TO BUYER BY SELLER UNDER THIS AGREEMENT.

BROKER: GVA Strategis                               SELLER:


Attn:  Michael Ziecik                               By:
      -------------------------------                  -----------------------------------
Title:  Principle                                   Date:
      -------------------------------                    ---------------------------------
Address: 26100 American Drive Ste 600               Name Printed:
        -----------------------------                            -------------------------
          Southfield, MI 48034                      Title:
        -----------------------------                     --------------------------------
Telephone:(248) 262-8000                             Telephone:(  )
           --------------------------                         ---------------------------
Facsimile:(248) 262-8013                             Facsimile:(  )
      -------------------------------                         ----------------------------
Email:
      -------------------------------
Federal ID No.                                      By:
              -----------------------                  -----------------------------------
                                                    Date:
                                                         ---------------------------------
                                                    Name Printed:
                                                                 -------------------------
                                                    Title:
                                                          --------------------------------
                                                    Address:
                                                         ---------------------------------
                                                    Telephone:(  )
                                                                  ------------------------
                                                    Facsimile:(  )
                                                                  ------------------------
                                                    Email:
                                                          --------------------------------
                                                    Federal ID No:


THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AIR COMMERCIAL REAL ESTATE ASSOCIATION, 700 SOUTH FLOWER STREET, SUITE 600, LOS ANGELES, CA 90017. (213) 687-8777.

(C) COPYRIGHT 2003 BY AIR COMMERCIAL REAL ESTATE ASSOCIATION. ALL RIGHTS RESERVED. NO PART OF THESE WORKS MAY BE REPRODUCED IN ANY FORM WITHOUT PERMISSION IN WRITING.


                                   PAGE 8 OF 8

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